UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 25, 2005

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	000-50901	20-0945587
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
       CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
       CFR 240.13e-4(c))

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Item 8.01 Other Events

On July 25, 2005, Home Federal Bancorp, Inc. announced that its Board of Directors had approved the repurchase of up to 298,092 shares of its common stock held by persons other than Home Federal MHC to fund the Company's 2005 Recognition and Retention Plan. The Plan was approved by the Company's stockholders at the Annual Meeting of Stockholders that was held on June 23, 2005. A copy of the press release announcing the stock repurchase program is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

        (c)          Exhibits

        99.1        Press release of Home Federal Bancorp, Inc. dated July 25, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                    HOME FEDERAL BANCORP, INC.

Date: July 25, 2005                                      By: /s/ Robert A. Schoelkoph
                                                                          Robert A. Schoelkoph
                                                                          Senior Vice President and
                                                                          Chief Financial Officer

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Exhibit 99.1

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                                                                                                                       Contact:
                                                                                          Home Federal Bancorp, Inc.
                                                                                          Daniel L. Stevens, Chairman, President & CEO
                                                                                          Robert A. Schoelkoph, SVP, Treasurer & CFO
                                                                                          208-466-4634
                                                                                          www.myhomefed.com

PRESS RELEASE - For Immediate Release

HOME FEDERAL BANCORP, INC. ANNOUNCES STOCK REPURCHASE PROGRAM

Nampa, ID (July 25, 2005)- Home Federal Bancorp, Inc. (the "Company") (Nasdaq: HOME), the parent company of Home Federal Bank, announced today that its Board of Directors has authorized the repurchase of up to 298,092 shares of its common stock held by persons other than Home Federal MHC. The shares to be repurchased represent 1.96% of the Company's total outstanding shares and 4.79% of the total shares held by minority stockholders. The shares will be used to fund the Company's 2005 Recognition and Retention Plan that was approved by the Company's stockholders at the Annual Meeting of Stockholders that was held on June 23, 2005.

The Company may repurchase shares in open market purchases or in privately negotiated transactions as permitted under Securities Exchange Act of 1934 Rule 10b-18. The extent to which the Company repurchases its shares and the timing of such repurchases will depend upon market conditions and other corporate considerations. The Company currently has 15.2 million shares of common stock outstanding, of which 8.9 million shares are owned by Home Federal MHC, a federally-chartered mutual holding company.

Home Federal Bancorp, Inc. is a savings and loan holding company headquartered in Nampa, Idaho. It is the parent company of Home Federal Bank, a federal savings bank that was originally organized as a building and loan association in 1920. The Company serves the Treasure Valley region of southwestern Idaho, which includes Ada, Canyon, Elmore and Gem Counties, through our 15 full-service banking offices and two mortgage loan centers. For more information, visit the Company web site at www.myhomefed.com.

Forward Looking Statements:

Statements in this report regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA") and are made pursuant to the safe harbors of the PSLRA. Actual results could be materially different from those expressed or implied by the forward-looking statements. Factors that could cause results to differ include but are not limited to, regulatory capital requirements, future earnings and cash flow of the Company, regulatory changes and general economic conditions. Additional factors that could cause actual results to differ materially are disclosed in Home Federal Bancorp, Inc.'s recent filings with the SEC, including but not limited to Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Forward-looking statements are accurate only as of the date released, and we do not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.

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